Exhibit (j)
                 CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Independent Auditors" in this Registration Statement (Form N-1A No. 333-84031)of TrueCrossing Funds.



                              ERNST & YOUNG LLP

New York, New York
April 28, 2000






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